® Investor Presentation March 2019

Disclaimer Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; ability to achieve expected synergies and benefits and performance from strategic acquisitions; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings per Share (“Adjusted EPS”). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Net Income and Adjusted EPS exclude certain items included in the comparable GAAP financial measure. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Adjusted Gross Margin represents Adjusted Gross Profit divided by net revenues, Hostess Brands believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these non- GAAP financial measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, Adjusted EPS, and other non-GAAP measures differently, and therefore Hostess Brands’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Totals in this Investor Presentation may not add up due to rounding. 2

Agenda Company Overview 2019 Growth Pillars Financial Overview

Company Overview

Hostess Brands Key Highlights Net Sales: $850.4M Proven Iconic Brands 18% Market Continuous Direct to Adjusted EBITDA: Innovation to Operating $186.2M Share and Warehouse Growing Drive Growth Platform Operating Cash Flow: $143.7M Financial data are for the last twelve months (“LTM”) ended December 31, 2018 as reported. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Market Share for the Company within the Sweet Baked Goods (“SBG”) category per Nielsen U.S. total universe, 52 weeks ending 12/29/2018. Market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during fourth quarter 2018. 5

At Hostess Brands… We delight consumers and build iconic brands supported by our core competencies to drive profitable growth 6

Core Competencies Strong Brand Equity Efficient Significant Operating Cash Flow Model Collaborative Continuous Customer Innovation Partnerships 7

High Brand Awareness & Loyalty Permissible Indulgence  High brand awareness – 90%*  Associated with “Fun”, “Classic,” “Convenient” and “Creamy”^  #1 key purchase criteria is taste and Hostess outperforms its competitors^  Strong brand loyalty  Strong brand extendibility * Source: Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14 ^ Source: L.E.K. survey and analysis 8

Iconic Brands Delivering New & Classic Sweet Treats BRANDS SINCE <50 RELAUNCH YEARS OLD 85+ 50+ YEARS OLD YEARS OLD 90% Hostess® Brand Awareness Source: Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14 9

Brand Attracts Significant Media Attention 4.1 Billion Estimated Media Impressions YTD 2019^ ^ Source: LAK public relations analysis 10

The Hostess Sweetenial™ Generated >183 Million Estimated Earned and Social Media Impressions & Counting^ ^ Source: LAK public relations analysis 11

Cost Efficient Operating Business Model Enabled by Warehouse Distribution & Efficient Supply Chain Hostess Brands Our Business Model Generates Differentiation within Baking ⦁ Expanded distribution reach ⦁ Compelling retailer economics ⦁ Fast & scalable in-store merchandising capabilities Shelf-life Warehouse ⦁ Close partnerships with Technology Model third party distributors 12

Collaborative Partnerships With Customers & Retailers Across Various Channels for Shared Growth & Profit 13

Strong Market Position Growing in the SBG Category Source: Nielsen, Total Nielsen Universe for the SBG Category and the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 1/2/16, 12/31/16, 12/30/17 & 12/29/2018. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. 14 Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess.

Growing Sales & Market Share in 2018 Across Multiple Channels POS Change 5.2% 5.8% (4.9)% 8.2% 1,392.6% (8.2)% Market Share 22.9% 13.3% 43.6% 22.2% 15.4% 15.9% Market Share 0.6% 14.3% (1.2)% Change 1.6% 0.0% (0.2)% Point of sale and market share data for the 52 weeks ended 12/29/2018 as compared to the comparable period in the prior year. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the quarter. Additionally, prior period Nielsen 15 data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess.

Snacking Remains an Overall Growth Opportunity Snacking Frequency on the Rise “Treat myself” is the #1 Motivator 60 To treat myself 50 To give myself a break during… 40 To eat on-the-go 30 To eat healthier To relieve stress 20 to refuel when exercising 10 To avoid overindulging at meals To control my weight % of Respondents of % 0 More 4-5 times 2-3 times 1 time I do not To socialize with friends or family than 5 snack To get through late nights times To replace traditional meals To save money compared to a… Consumers snacking occasions of 2-3 None of the above times per day increased to 55% in 2017 from 50% in 2015 50% of snackers do so for a treat and taste is the most important factor Source: Lightspeed/Mintel, 2017 16

Sustainable, Profitable Growth Through Strengthening Scalable Platform  Core Hostess continues to grow with strong customer partnerships and sharpened analytical capabilities  Innovation focus to fuel growth in the core and complementary indulgent and snacking categories . We are building a 3-year pipeline of consumer-centric ideas  Operating with speed and agility, while investing in high ROI activities  Developing consumer and customer insights to enhance growth  Additions of top talent in areas to complement existing team  Consistent, strong cash generation provides strategic options to create shareholder value 17

2019 Growth Pillars

Pillars for 2019 Driving Profitable Growth Grow the Core Grow Through Innovation Improve Through Agility & Efficiency Cultivate Talent & Capabilities Leverage Strong Cash Flow 19

Pillars for 2019 Driving Profitable Growth Grow the Core Profitably Drive Core Growth by Building the Consumer Brand and Building Customer Relationships 20

Grow the Core Hostess Partnership Program  Expanding successful Hostess Partnership Program from C-Store to grocery  Program funds results  Performance criteria: distribution, mix, merchandising and supply chain efficiencies  Drives growth with faster velocity SKUs, market share gains, incremental distribution points 21

Pillars for 2019 Driving Profitable Growth Grow Through Innovation Accelerate Growth Through Innovation Based in Consumer Insights and Industry-Leading Capabilities 22

Grow Through Innovation Increase volume on core brands through innovation 23

Grow Through Innovation Expanding distribution of value brands (Cloverhill®, Big Texas® and Dolly Madison®) 24

Grow Through Innovation Attract new consumers with premium snacking platform such as the Hostess Bakery Petites® premium snacking innovation made with no artificial flavors or colors or high fructose corn syrup 25

Grow Through Innovation Introducing Incremental Occasions & Filling in Adjacencies 26

Pillars for 2019 Driving Profitable Growth Improve Through Agility & Efficiency Operate at Lowest Practical Costs and Optimum Value to Consumers 27

Improving Through Agility & Efficiency Three Initiatives in 2019: 1. Optimize pricing 2. Drive base bakery efficiency 3. Accelerate Cloverhill bakery efficiency post- capital investments 28

Pillars for 2019 Driving Profitable Growth Cultivate Talent & Capabilities Focused on Investing in Talent, Insights and Information to Create Industry-Leading Capabilities 29

Building Capabilities to Support the Next Phase of Growth CONSUMER AND ANALYTICS TALENT AND CATEGORY INSIGHTS CAPABILITIES Revenue from ROI from Support Innovation and Investments Growth marketing effectiveness 30

Pillars for 2019 Driving Profitable Growth Leverage Strong Cash Flow Build Strategic Optionality to Drive Value Creation Ahead of the Industry 31

Leverage Strong Cash Flow Generated From Highly Accretive Revenue & EBITDA Operating Cash We expect to utilize our strong operating cash flow to: Flow $150M - $160M • Reinvest in the business • Deleverage $144M • Pursue strategic acquisitions FY 2018A FY 2019E 32

Financial Overview

Consolidated Financial Results Quarter Ended Year Ended December 31, December 31, December 31, December 31, ($ in millions, except per share data) 2018 2017 2018 2017 Net Revenue $ 214.8 $ 196.2 $ 850.4 $ 776.2 Adjusted Gross Profit $ 73.8 $ 80.8 $ 279.4 $ 326.9 Adjusted Gross Margin 34.3% 41.2% 32.9% 42.1% Adjusted EBITDA $ 51.4 $ 57.8 $ 186.2 $ 230.2 Adjusted EPS $ 0.17 $ 0.17 $ 0.54 $ 0.63 Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 34

Full-Year 2019 Guidance 2018 2019 Guidance ($ in millions, except ratio, per share data and tax rate) Growth well above Net Revenue $850.4 the SBG Category Adjusted EBITDA $186.2 $200 - $210 Adjusted EPS $0.54 $0.57 - $0.62 Leverage Ratio 4.5x 3.5x - 3.7x Cash Flow from Operations $143.7 $150 - $160 Capital Expenditures $ 48.4 $30 - $35 Effective Tax Rate 18.2% 21% - 22% Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. 35

A Look Ahead to 2019 Revenue Growth Ahead of SBG Category & Significant Adjusted EBITDA Growth Net Revenue Growth Driven by:  Innovation led by breakfast and improved merchandising  Multi-faceted price increase Adjusted EBITDA Growth Driven by:  Profitability of Cloverhill business  Supply chain and other operational efficiencies Partially offset by:  Investments in capabilities for growth  Inflation 36

A Look Ahead to 2019 Q1 Q2 Q3 Q4 • Execute Pricing & • Expand • Continue • Finish 2019 Launch Breakfast Distribution of Distribution Strong with New Products Build of Significant Breakfast & Revenue & • Accelerate Other EBITDA Growth Organic Growth Innovation Behind Improved • Substantially Merchandising • Strong Back-to- Improve Net School Leverage Programming 37

Q&A

Appendix

NON-GAAP Reconciliations Adjusted Gross Profit & Adjusted Gross Margin Three Months Three Months Twelve Months Twelve Months Ended Ended Ended Ended ($ in millions) 12/31/18 12/31/17 12/31/18 12/31/17 Net revenue $ 214.8 $ 196.2 $ 850.4 $ 776.2 Cost of goods sold 146.0 115.4 583.1 449.3 Gross profit $ 68.8 $ 80.8 $ 267.3 $ 326.9 Gross margin 32.0% 41.2% 31.4% 42.1% Non-GAAP adjustments: Acquisition and integration costs 4.8 — 10.1 — Special employee incentive compensation 0.2 — 2.0 — Adjusted gross profit $ 73.8 $ 80.8 $ 279.4 $ 326.9 Adjusted gross margin 34.4% 41.2% 32.9% 42.1% 40

Non-GAAP Reconciliations Adjusted EBITDA Three Months Three Months Ended Ended Year Ended Year Ended $ in millions 12/31/18 12/31/17 12/31/18 12/31/17 Net income $ 16.4 $ 189.6 $ 81.4 $ 258.1 Non-GAAP adjustments: Income tax provision 3.6 (98.8) 13.0 (67.2) Interest expense, net 10.3 9.5 39.4 39.2 Depreciation and amortization 10.0 9.6 41.4 38.2 Share-based compensation 1.4 (0.6) 5.6 7.4 Tax Receivable Agreement remeasurement and gain on buyout (0.1) (51.8) (14.2) (50.2) Impairment of property and equipment, intangible assets and 3.3 — 4.7 1.0 goodwill Special employee incentive compensation 1.2 — 3.4 — Acquisition and integration costs 5.1 — 10.4 — Loss (gain) on debt modification — 0.4 — 2.6 Loss (gain) on sale/abandonment of property and equipment and bakery 0.2 (0.1) 0.3 (0.1) shutdown costs (recoveries) Other — — 0.8 1.4 Adjusted EBITDA $ 51.4 $ 57.8 $ 186.2 $ 230.4 41

Non-GAAP Reconciliations Adjusted Net Income Attributable to Class A Stockholders & Adjusted EPS Three Months Three Months Twelve Twelve Ended Ended Months Ended Months Ended (in millions except share and per share data) 12/31/18 12/31/17 12/31/18 12/31/17 Net income attributed to Class A stockholders $ 11.8 $ 179.7 $ 62.9 $ 223.9 Non-GAAP adjustments: Tax Receivable Agreement remeasurement and gain on buyout (0.1) (51.8) (14.2) (50.2) Remeasurement of deferred taxes (0.4) (110.4) (5.4) (108.6) Impairment of property and equipment, intangible assets and goodwill 3.3 — 4.7 1.0 Special employee incentive compensation 1.2 — 3.4 — Acquisition and integration costs 5.1 — 10.4 — Loss (gain) on debt modification — 0.4 — 2.6 Loss (gain) on sale/abandonment of property and equipment and bakery shutdown costs (recoveries) 0.3 (0.1) 0.3 (0.1) Tax impact of adjustments (2.2) (0.1) (2.0) (0.7) Non-controlling interest allocation of adjustments (2.2) (0.1) (4.3) (1.1) Adjusted net income attributed to Class A stockholders $ 16.8 $ 17.6 $ 55.8 $ 66.8 Weighted average Class A shares outstanding-diluted 100,113,695 103,389,524 103,098,394 105,307,293 Adjusted EPS $ 0.17 $ 0.17 $ 0.54 $ 0.63 42